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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): DECEMBER 3, 2003


                            PRIDE INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                        1-13289                76-0069030
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)



       5847 SAN FELIPE, SUITE 3300
             HOUSTON, TEXAS                                            77057
(Address of principal executive offices)                            (Zip Code)


       Registrant's telephone number, including area code: (713) 789-1400

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ITEM 5. OTHER EVENTS

         On December 3, 2003, we issued a press release with respect to certain organizational changes. The press release is filed as Exhibit 99.1 to this Current Report and incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c)    Exhibits

         99.1 Press release issued by Pride International, Inc. dated December 3, 2003.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         PRIDE INTERNATIONAL, INC.


                                         By: /s/ W. GREGORY LOOSER
                                            ------------------------------------
                                             W. Gregory Looser
                                             Vice President, General Counsel and
                                             Secretary

Date: December 4, 2003


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                                  EXHIBIT INDEX


NO.    DESCRIPTION
----   -----------
99.1   Press release issued by Pride International, Inc. dated December 3, 2003.


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